Scudder
Global Bond Fund

Semiannual Report
April 30, 1997

Pure No-Load(TM) Funds


A fund which seeks total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. Capital appreciation is a secondary objective.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.



SCUDDER
[LOGO]

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's Chairman
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  14  Financial Statements
  17  Financial Highlights
  18  Notes to Financial Statements
  24  Report of Independent Accountants
  25  Investment Products and Services
  26  Scudder Solutions



                                    In Brief



o Reflecting a difficult environment for U.S. investors in foreign fixed-income securities, Scudder Global Bond Fund provided a total return of negative 4.47% for the six-month period ended April 30, 1997, roughly in keeping with the Salomon World Government Bond Index.


o For most of the period since the October 31 end of the Fund's fiscal year, global currency markets witnessed a strongly-rising U.S. dollar. The Fund has implemented a quantitative approach designed to limit the short-term impact of such currency fluctuations.

o As of the end of the period, approximately half of the Fund's assets were invested in the fixed-income markets of established Western European economies; the Fund has also built a core position in higher-yielding, short-term emerging market securities.


                             2-SCUDDER GLOBAL BOND FUND

                         Letter From the Fund's Chairman


Dear Shareholders,


     We are pleased to present the semiannual report for Scudder Global Bond Fund for the period ended April 30, 1997. As outlined in the portfolio management discussion that follows, the six months covered by this report were difficult ones for U.S. investors in overseas fixed-income securities, as interest rate uncertainties and a rising dollar combined to produce total returns that were negative in many cases. We believe, however, that Scudder Global Bond Fund remains an appropriate vehicle for investors seeking valuable exposure to the opportunities for income and capital appreciation to be found in the world's fixed-income markets.


     As outlined in a special letter sent in April to all Fund shareholders, Gary P. Johnson, a Managing Director of Scudder Global Bond Fund's investment adviser, Scudder, Stevens & Clark, Inc., assumed the responsibility of Lead Portfolio Manager for the Fund during the period. Gary, who joined Scudder in 1987, has broad experience as Research Director of Scudder's Global Bond Group. Scudder Global Bond Fund's objectives remain the same: to earn attractive income from high quality bonds around the world, while also seeking to provide the potential for capital appreciation through careful management of the Fund's exposure to bond markets, currencies, and interest rates. Recognizing that most shareholders would prefer to limit their exposure to currency risk, we are applying a dynamic, quantitative approach to managing the impact on the Fund's share price of a fluctuating dollar.


     For those of you who are interested in new products and services, we recently introduced the Scudder Pathway Series. Pathway simplifies investing through the `fund of funds' approach, offering four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more complete information on Scudder products and services, please turn to page 25.


     Thank you for your continued investment in Scudder Global Bond Fund. If you have questions about your account, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. You can also obtain information by visiting our Internet web site at http://funds.scudder.com.


     Sincerely,

    /s/Daniel Pierce

     Daniel Pierce
     Chairman
     Scudder Global Bond Fund


                             3-SCUDDER GLOBAL BOND FUND

PERFORMANCE UPDATE as of April 30, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
4/30/97         $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER EMERGING MARKETS GROWTH FUND
--------------------------------------------
1 Year          $ 10,097      .97%      .97%
5 Year          $ 11,596    15.96%     3.01%
Life of Fund*   $ 12,870    28.70%     4.17
--------------------------------------------
SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX
--------------------------------------------
1 Year          $ 10,075      .75%      .75%
5 Year          $ 14,733    47.33%     8.05%
Life of Fund*   $ 16,808    68.08%     8.90%
--------------------------------------------
*The Fund commenced operations on March 1, 1991.
 Index comparisons begin March 31, 1991.
----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended April 30

SALOMON BROTHERS WORLD
GOVERNMENT BOND INDEX
Year            Amount
----------------------
3/91*          $10,000
'91            $10,154
'92            $11,408
'93            $13,304
'94            $14,028
'95            $16,202
'96            $16,682
'97            $16,808

SCUDDER GLOBAL BOND FUND
Year            Amount
----------------------
3/91*          $10,000
'91            $10,072
'92            $11,087
'93            $11,859
'94            $12,169
'95            $12,282
'96            $12,733
'97            $12,856

SALOMON BROTHERS CURRENCY-
HEDGED WORLD GOVERNMENT
BOND INDEX (1-3 YEARS)**
Year            Amount
----------------------
3/91*          $10,000
'91            $10,075
'92            $10,896
'93            $11,702
'94            $12,058
'95            $12,748
12/95          $13,625

IFC Emerging Markets Investable Index is an unmanaged capitalization weighted measure of stock markets in the emerging markets countries worldwide. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                              1991*   1992    1993    1994    1995   ||  1996    1997
NET ASSET VALUE...........   $11.93  $11.95  $11.72  $11.12  $10.39  || $10.00  $ 9.51
INCOME DIVIDENDS..........   $  .17  $ 1.14  $ 1.01  $  .91  $ . 84  || $  .76  $  .60
CAPITAL GAINS                                                        ||
DISTRIBUTIONS.............   $   --  $   --  $  .02  $   --  $  --   || $   --  $   --
FUND TOTAL RETURN (%)**...      .83   10.08    6.97    2.61     .93  ||   3.67     .97
INDEX TOTAL RETURN (%)....      .75    8.15    7.40    3.04    5.72  ||   2.97     .75

On December 27, 1995, the Fund adopted its current name and objectives.
Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return is -2.12.

** Prior to December 27, 1995, the Salomon Brothers Currency-Hegded World Government bond Index (1-3 years) was used as a comparative index.

All performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the total returns for the Fund for the one year, five year, and life of Fund periods would have been lower.

                            4 - SCUDDER GLOBAL BOND FUND

PORTFOLIO SUMMARY as of April 30, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL EXPOSURE
---------------------------------------------------------------------------
U.S.                          18.5%
Germany                       11.4%
Italy                         10.1%
U.K.                           9.1%
France                         8.6%
Australia                      4.7%
Japan                          4.3%
Canada                         4.0%
New Zealand                    3.9%
Ireland                        3.4%
Supranational                  3.2%
Sweden                         3.1%
Spain                          2.1%
Norway                         1.9%
Philippines                    1.5%
Egypt                          1.3%
Indonesia                      1.3%
Greece                         1.2%
Poland                         1.1%
Other                          5.3%
------------------------------------
                               100%
------------------------------------
Fund assets are broadly
diversified among world bond
markets.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
INTEREST RATE EXPOSURE
--------------------------------------------------------------------------
U.S.                          19.6%
Germany                       11.4%
Italy                         10.1%
U.K.                           9.1%
France                         8.6%
Japan                          8.5%
New Zealand                    5.0%
Australia                      4.7%
Canada                         4.0%
Ireland                        3.4%
Sweden                         3.2%
Norway                         1.9%
Philippines                    1.5%
Egypt                          1.3%
Indonesia                      1.3%
Greece                         1.2%
Poland                         1.1%
South Africa                   1.1%
Denmark                        1.1%
Other                          1.9%
------------------------------------
                               100%
------------------------------------
We have taken a somewhat
defensive strategy with respect to
interest rate risk.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
CURRENCY EXPOSURE
--------------------------------------------------------------------------
Australia                      1.2%
Canada                         2.7%
Chile                          0.7%
Czech Republic                 0.5%
Egypt                          1.3%
El Salvador                    0.4%
France                         8.6%
Germany                        6.2%
Greece                         1.2%
Indonesia                      0.6%
Ireland                        3.4%
Italy                          5.3%
Japan                         10.8%
New Zealand                    1.5%
Philippines                    1.5%
Poland                         1.2%
South Africa                   1.1%
Sweden                         1.9%
Thailand                       1.2%
U.K.                           5.3%
U.S.                          43.4%
------------------------------------
                               100%
------------------------------------
Exposure to the U.S. Dollar was
increased slightly towards the end
of the period.

(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                          5 - SCUDDER GLOBAL BOND FUND

                         Portfolio Management Discussion
Dear Shareholders,

Reflecting a difficult environment for U.S. investors in foreign fixed-income securities, Scudder Global Bond Fund provided a total return of -4.47% for the six-month period ended April 30, 1997. The Salomon World Government Bond Index (unhedged) returned -4.50% for the same period. For the 12 months through the end of April, the Fund returned a positive 0.97%, versus 0.75% for the Index. As of April 30, the Fund's 30-day net yield stood at 6.03%.

Scudder Global Bond Fund seeks total return with an emphasis on current income through investing in high-grade bonds denominated in foreign currencies and the U.S. dollar, while also seeking capital appreciation by actively managing the portfolio's currency, bond market, and maturity exposure. The Fund has a minimum 15% allocation to U.S. bonds.

                             A Rising Dollar Reduces
                            Returns to U.S. Investors

For most of the period since the October 31 end of the Fund's fiscal year, global currency markets witnessed a strongly-rising U.S. dollar. Currency exchange rate changes are one of the risks of international investing, and can, in fact, have as significant an impact on returns to U.S. holders of foreign bonds as interest rates and security selection. A rising dollar, such as we have experienced in the early part of 1997, can reduce returns to U.S. investors in overseas markets, since it makes holdings of securities denominated in foreign currencies worth fewer dollars. (By the same token, a falling dollar relative to foreign currencies may enhance returns to U.S. investors.) For much of the period, the Fund's exposure to foreign currencies reduced returns in view of the dollar's rise.

We are currently using a quantitative approach designed to keep the short-term impact on the Fund of a fluctuating dollar within a relatively narrow range, while also seeking to minimize the expense of managing currency risk. The majority of the portfolio's exposure to major foreign markets is being managed to maintain in effect a currency "put option" -- which allows the holder to lock in the ability to exchange a foreign currency for U.S. dollars at a predetermined rate. Our goal is to limit significantly the potential negative impact on the Fund's share price from a strengthening of the dollar, while allowing for appreciation potential should the dollar fall. Rather than making longer-term commitments based on the fundamental outlook for a given market's currency, the Fund's exposures are adjusted on an ongoing basis with movements in U.S. and foreign currencies. In view of the dollar's strengthening over the early part of 1997, this "dynamic" approach to managing currency risk resulted in our increasing somewhat portfolio exposure to changes in the level of the dollar relative to foreign currencies at the end of the period.

                             Seeking Attractive Bond
                               Markets and Yields


Allocation of portfolio assets among the major world bond markets based on rigorous fundamental research is central to the Fund's pursuit of current income and competitive total returns. In addition to the rising dollar, overseas


                             6-SCUDDER GLOBAL BOND FUND
fixed-income markets -- which are often highly responsive to developments in our own economy and bond market -- have faced continuing uncertainties regarding the future direction of U.S. interest rates, including the potential for the Federal Reserve to implement additional increases in short-term rates. European markets in particular were hurt by weakness in the United States towards the end of the period. Given this somewhat unsettled backdrop, we have taken steps to broaden diversification across global bond markets, with a focus on increasing the Fund's yield.

As of the end of the period, approximately half of the Fund's assets were invested in the fixed-income markets of the established Western European economies. Preparation for European Monetary Union (EMU) has imposed fiscal and monetary discipline on these countries and has been a dominant factor in the bond markets. In particular, our holdings in Spain have benefited from the increased likelihood that that country will qualify for participation in the first round of EMU.

The dollar-bloc countries of Australia, New Zealand, and Canada were overweighted versus the Fund's benchmark index at roughly 13% of assets. Fixed-income instruments in these countries offer a yield advantage over other major markets. Additionally, the dollar-denominated currencies are negatively correlated with European currencies, assisting our efforts to manage currency exposure.

Exposure to Japan, where yields have been at very low levels, was modest at the end of April. Recently, Japanese rates have edged up, although they remain well below other world markets. In view of the uncertainties surrounding possible Fed action to increase U.S. interest rates, the Fund is also underweighted relative to its benchmark index in domestic securities, at approximately 20% of assets.

Given the relatively low prevailing yields offered by fixed-income securities in developed countries, the Fund has built a core position in emerging market money market securities, which stood at around 8% of assets at the end of April. Such securities offer a substantial yield advantage versus debt offerings in established economies, as well as less interest rate risk due to their short duration. Emerging market holdings are spread among Pacific Basin, Latin American, and Central European countries, and the highest portfolio concentration in any one of these markets will generally be in the 1% range. This broad diversification is designed to help reduce the risks of investing in emerging market securities.

With interest rates in the developed economies at relatively low levels, in our view there is the potential for rising rates and falling bond prices in the major markets. Moreover, the interest rate differential in favor of dollar assets has been the primary support for the dollar's rise. As other central banks begin tightening monetary policy, this will put pressure on global bond markets. Accordingly, we have taken a somewhat defensive strategy with respect to interest rate risk, maintaining an overall portfolio duration below that of the Fund's benchmark index.


                             7-SCUDDER GLOBAL BOND FUND

Scudder Global Bond Fund remains an appropriate vehicle for investors seeking exposure to the potential for solid income and total returns offered by overseas bond markets, as well as added portfolio diversification. We thank you for your continued investment, and encourage you to call Scudder Investor Relations at 1-800-225-2470 with any questions.

Sincerely,

Your Portfolio Management Team

/s/Gary P. Johnson            /s/Adam M. Greshin
Gary P. Johnson                Adam M. Greshin

/s/Christopher B. Steward
Christopher B. Steward


                             8-SCUDDER GLOBAL BOND FUND

                    Investment Portfolio as of April 30, 1997

                                                                                             Principal               Market
                                                                                              Amount                Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.5%
-------------------------------------------------------------------------------------------------------------------------------
U.S. Dollars
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/97 at 5.375%, to be
  repurchased at $772,115 on 5/1/97, collateralized by a $772,000 U.S. Treasury                                   ------------
  Bond, 5.75%, 12/31/98 (Cost $772,000) ....................................................     772,000               772,000
                                                                                                                  ------------
Foreign Denominated Debt Obligations 80.0%
-------------------------------------------------------------------------------------------------------------------------------
Australian Dollars 4.6%
Commonwealth of Australia, 13%, 7/15/00 ....................................................   3,900,000             3,574,284
Commonwealth of Australia, 9.5%, 8/15/03 ...................................................   2,315,000             1,982,142
Commonwealth of Australia, 10%, 2/15/06 ....................................................   2,010,000             1,785,957
                                                                                                                  ------------
                                                                                                                     7,342,383
                                                                                                                  ------------
British Pounds 9.0%
United Kingdom Treasury Bond, 8%, 12/7/00 ..................................................   2,350,000             3,925,138
United Kingdom Treasury Bond, 9.75%, 8/27/02 ...............................................   1,845,000             3,318,412
United Kingdom Treasury Bond, 7.25%, 12/7/07 ...............................................   4,420,000             7,077,700
                                                                                                                  ------------
                                                                                                                    14,321,250
                                                                                                                  ------------
Canadian Dollars 4.0%
Government of Canada, 6.5%, 6/1/04 .........................................................   5,830,000             4,192,785
Rogers Cantel Mobile Communications Inc., 10.5%, 6/1/06 ....................................   2,600,000             2,067,609
                                                                                                                  ------------
                                                                                                                     6,260,394
                                                                                                                  ------------
Chilean Pesos 0.7%
Citibank Time Deposit, 10%, 8/11/97 ........................................................ 458,700,000             1,094,280
                                                                                                                  ------------
Czech Koruna 0.5%
Credit Suisse First Boston Time Deposit, 11.9%, 5/21/97 ....................................  26,228,682               847,864
                                                                                                                  ------------
Danish Kroner 1.1%
Kingdom of Denmark, 8%, 5/15/03 ............................................................   9,840,000             1,659,473
                                                                                                                  ------------
Deutsche Marks 11.3%
Federal Republic of Germany, 8.875%, 12/20/00 ..............................................  11,100,000             7,375,400
Federal Republic of Germany, 6%, 2/16/06 ...................................................   9,270,000             5,463,281
Treuhandanstalt, 5%, 1/14/99 ...............................................................   8,570,000             5,069,564
                                                                                                                  ------------
                                                                                                                    17,908,245
                                                                                                                  ------------
Egyptian Pounds 1.3%
Citibank Time Deposit, 9%, 7/7/97 ..........................................................   1,695,000               499,750
Citibank Time Deposit, 9.25%, 8/4/97 .......................................................   2,206,100               650,325
Citibank Time Deposit, 9.3%, 8/12/97 .......................................................   2,884,050               850,255
                                                                                                                  ------------
                                                                                                                     2,000,330
                                                                                                                  ------------

     The accompanying notes are an integral part of the financial statements


                         9-SCUDDER GLOBAL BOND FUND

                                                                                             Principal               Market
                                                                                              Amount                Value ($)
-------------------------------------------------------------------------------------------------------------------------------
El Salvadoran Colon 0.4%
Citibank Time Deposit, 9.75%, 5/27/97 ...................................................      4,897,530               559,541
                                                                                                                  ------------
French Francs 8.5%
Government of France OAT, 8.5%, 11/25/02 ................................................      8,200,000             1,650,128
Government of France OAT STRIP, Principal only, 10/25/04 ................................     30,400,000             3,477,652
Government of France OAT, 7.25%, 4/25/06 ................................................     21,750,000             4,169,045
Government of France OAT, 8.5%, 4/25/23 .................................................     19,600,000             4,188,976
                                                                                                                  ------------
                                                                                                                    13,485,801
                                                                                                                  ------------
Greek Drachmas 1.2%
Bankers Trust Co. Time Deposit, 9.31%, 5/14/97 ..........................................    121,320,000               441,517
Credit Suisse First Boston Time Deposit, 11.35%, 5/14/97 ................................    267,000,000               971,686
Deutsche Bank Time Deposit, 9.45%, 5/14/97 ..............................................    121,855,500               443,466
                                                                                                                  ------------
                                                                                                                     1,856,669
                                                                                                                  ------------
Indonesian Rupiah 1.3%
J.P. Morgan & Co. Time Deposit, 11.35%, 6/11/97 .........................................  4,812,000,000             1,978,036
                                                                                                                  ------------
Irish Pounds 3.4%
Republic of Ireland, 8%, 10/18/00 .......................................................      2,580,000             4,105,057
Republic of Ireland, 8%, 8/18/06 ........................................................        760,000             1,236,232
                                                                                                                  ------------
                                                                                                                     5,341,289
                                                                                                                  ------------

Italian Lire 10.0%
Republic of Italy, 8.5%, 8/1/99 ......................................................... 15,835,000,000             9,533,869
Republic of Italy, 8.5%, 1/1/04 ......................................................... 10,340,000,000             6,359,682
                                                                                                                  ------------
                                                                                                                    15,893,551
                                                                                                                  ------------
Japanese Yen 8.4%
European Investment Bank, 3%, 9/20/06 ...................................................    400,000,000             3,264,914
Japan Development Bank, 2.875%, 12/20/06 ................................................    840,000,000             6,780,954
Kingdom of Spain, 3.1%, 9/20/06 .........................................................    400,000,000             3,269,322
                                                                                                                  ------------
                                                                                                                    13,315,190
                                                                                                                  ------------
New Zealand Dollars 5.0%
Government of New Zealand, 10%, 7/15/97 .................................................      2,480,000             1,729,366
Government of New Zealand, 6.5%, 2/15/00 ................................................      6,600,000             4,450,436
International Bank for Reconstruction & Development, 9%, 7/8/99 .........................      2,400,000             1,695,510
                                                                                                                  ------------
                                                                                                                     7,875,312
                                                                                                                  ------------
Norwegian Kroner 1.9%
Kingdom of Norway, 9.5%, 10/31/02 .......................................................      9,300,000             1,562,245
Kingdom of Norway, 6.75%, 1/15/07 .......................................................     10,265,000             1,505,451
                                                                                                                  ------------
                                                                                                                     3,067,696
                                                                                                                  ------------

     The accompanying notes are an integral part of the financial statements


                         10-SCUDDER GLOBAL BOND FUND

                                                                                             Principal               Market
                                                                                              Amount                Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Philippine Pesos 1.5%
J.P. Morgan & Co. Time Deposit, 8.85%, 5/29/97 .............................................  61,285,724             2,322,812
                                                                                                                  ------------
Polish Zlotys 1.1%
ING Groep NV Time Deposit, 20.15%, 5/6/97 ..................................................   5,714,179             1,804,800
                                                                                                                  ------------
South African Rands 1.1%
J.P. Morgan & Co. Time Deposit, 16.25%, 6/11/97 ............................................   7,799,750             1,753,541
                                                                                                                  ------------
Swedish Kronor 3.1%
Kingdom of Sweden, 13%, 6/15/01 ............................................................   8,400,000             1,341,120
Kingdom of Sweden, 10.25%, 5/5/03 ..........................................................  10,500,000             1,581,832
Kingdom of Sweden, 6%, 2/9/05 ..............................................................  16,900,000             2,035,970
                                                                                                                  ------------
                                                                                                                     4,958,922
                                                                                                                  ------------
Thai Bahts 0.6%
J.P. Morgan & Co. Time Deposit, 9.15%, 5/6/97 ..............................................  23,527,773               900,620
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $132,093,806)                                                     126,547,999
------------------------------------------------------------------------------------------------------------------------------

U.S. Dollar Denominated Debt Obligations 19.0%
-------------------------------------------------------------------------------------------------------------------------------
U. S. Dollars
Argentine Republic 10-year Floating Rate Note, LIBOR, 5.627%, 4/1/00 .......................     595,399               581,045
Imperial Credit Industries Inc., 9.875%, 1/15/07 ...........................................     460,000               441,600
Letras del Tesoro Discount Note, 8/15/97 ...................................................   1,200,000             1,178,880
Tenet Healthcare Corp., 8%, 1/15/05 ........................................................     550,000               539,000
Time Warner Inc., 9.125%, 1/15/13 ..........................................................   4,300,000             4,618,458
U.S. Treasury Bill, 2/5/98 .................................................................   7,650,000             7,323,345
U.S. Treasury Bond, 7.25%, 8/15/22 (b) .....................................................   5,900,000             6,029,977
U.S. Treasury Note, 6.375%, 5/15/99 ........................................................   3,650,000             3,655,147
Webster Financial Corp., 9.36%, 1/29/27 ....................................................     500,000               510,300
WorldCom, Inc., 7.55%, 4/1/04 ..............................................................   5,250,000             5,240,550
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations (Cost $30,206,894)                                                   30,118,302
------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $163,072,700)                                                                              157,438,301
------------------------------------------------------------------------------------------------------------------------------
Purchased Options 0.5%
------------------------------------------------------------------------------------------------------------------------------
Call on Japanese Yen, strike price 122.15, expire 5/1/97 .......................... JPY      977,200,000                    --
Put on Canadian Dollars, strike price .8843, expire 7/3/97 ........................ CAD        9,000,000                48,189
Put on Deutsche Marks, strike price 1.72, expire 7/14/97 .......................... DEM       22,035,600               202,728
Put on Deutsche Marks, strike price 1.725, expire 7/15/97 ......................... DEM        5,692,500                47,295

     The accompanying notes are an integral part of the financial statements


                         11-SCUDDER GLOBAL BOND FUND

                                                                                             Principal               Market
                                                                                              Amount                Value ($)
-------------------------------------------------------------------------------------------------------------------------------
Put on Italian Lire, strike price 1663, expire 5/9/97 ............................. ITL   13,855,250,000               231,383
Put on Japanese Yen, strike price 125.55, expire 7/24/97 .......................... JPY      884,000,000               117,483
                                                                                             Number of
                                                                                             Contracts
                                                                                          --------------
Call on Chicago Board of Trade Treasury Note Future, strike price 104.5, expire 5/19/97 .             33                 3,609
Put on TSE 10-year Japan Bond Index, strike price 125, expire 6/2/97 ....................             22               135,054
Put on LIFFE Gilt Futures, strike price 108, expire 8/22/97 .............................             54                39,030
------------------------------------------------------------------------------------------------------------------------------
Total Purchased Options (Cost $862,807)                                                                                824,771
------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $163,935,507) (a)                                                        158,263,072
------------------------------------------------------------------------------------------------------------------------------

   (a) The cost for federal income tax purposes was $163,914,192. At April 30, 1997, net unrealized depreciation for all securities based on tax cost was $5,651,120. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $878,729 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $6,529,849.

   (b) At April 30, 1997, these securities, in whole or in part, were pledged to cover initial margin requirements on open future contracts.

 At April 30, 1997, open future contracts sold short were as follows:

                                                                    Aggregate
      Futures                  Expiration       Contracts         Face Value ($)     Market Value ($)
      -------                  ----------       ---------         --------------     ----------------
 MATIF French Francs 10 year   June 17, 1997       37               4,107,063            4,092,564
                                                                   ----------           ----------
 Total net unrealized appreciation on open futures contracts sold short ..............      14,499
                                                                                        ==========

 At April 30, 1997, outstanding written options were as follows:

                                       Principal
                                         Amount       Expiration           Strike                Market
Call Options                            (000's)          Date              Price                 Value
------------                        -------------------------------------------------------------------
  AUD ......................              9,500         5/15/97         AUD    .771             107,920
  GBP vs. DEM ..............              3,336         5/22/97         GBP  2.7747              81,548
  GBP vs. DEM ..............              2,296         5/15/97         GBP   2.799              32,514
  NZD ......................             11,456          5/8/97         NZD   .6885              62,433
  SEK ......................             13,500         7/23/97         SEK  7.6375              12,150
  SEK ......................             27,500         7/15/97         SEK  7.6775              29,508
                                       Number of
                                       Contracts
                                      -----------
  LIFFE Gilt Futures                         44         8/22/97         GBP     110              74,764
                                                                                                 ------
  Total outstanding written options (Premiums received $362,199) ...........................    400,837
                                                                                                =======

     The accompanying notes are an integral part of the financial statements


                         12-SCUDDER GLOBAL BOND FUND

 -------------------------------------------------------------------------------
 Currency Abbreviations
 ----------------------------------------------------------------------
 AUD        Australian Dollar         ITL       Italian Lira
 CAD        Canadian Dollar           JPY       Japanese Yen
 DEM        Deutsche Mark             NLG       Netherland Guilders
 DKK        Danish Kroner             NOK       Norwegian Kroner
 FRF        French Franc              NZD       New Zealand Dollar
 GBP        British Pound             SEK       Swedish Krona
 IND        Indonesian Rupiah         THB       Thai Baht

     The accompanying notes are an integral part of the financial statements


                         13-SCUDDER GLOBAL BOND FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1997

 Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $163,072,700) .................    $ 157,438,301
                  Purchased options, at market (identified cost $862,807) ...............          824,771
                  Cash ..................................................................              457
                  Foreign currency, at market (identified cost $22,547) .................           22,099
                  Interest receivable ...................................................        3,210,115
                  Receivable on investments sold ........................................          132,939
                  Receivable on Fund shares sold ........................................           24,748
                  Unrealized appreciation on forward currency exchange contracts ........          586,127
                  Other assets ..........................................................           10,234
                                                                                             ----------------
                  Total assets ..........................................................      162,249,791
 Liabilities
 ----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased .....................................          432,865
                  Dividends payable .....................................................          240,256
                  Payable for Fund shares redeemed ......................................          458,877
                  Accrued management fee ................................................          101,045
                  Other payables and accrued expenses ...................................          125,327
                  Written options, at market (premiums received $362,199) ...............          400,837
                  Unrealized depreciation on forward currency exchange contracts ........          413,984
                  Daily variation margin on futures contracts ...........................           21,668
                                                                                             ----------------
                  Total liabilities .....................................................        2,194,859
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 160,054,932
                  -------------------------------------------------------------------------------------------
 Net Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Net unrealized appreciation (depreciation) on:
                     Investments ........................................................       (5,634,399)
                     Options ............................................................          (76,674)
                     Futures ............................................................           14,499
                     Foreign currency related transactions ..............................           96,162
                  Accumulated net realized loss .........................................      (16,282,047)
                  Paid-in capital .......................................................      181,937,391
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 160,054,932
                  -------------------------------------------------------------------------------------------
 Net Asset Value
 ----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($160,054,932/16,838,010 shares of capital stock outstanding,            ----------------
                    $.01 par value, 300,000,000 shares authorized) ......................            $9.51
                                                                                             ----------------

     The accompanying notes are an integral part of the financial statements


                         14-SCUDDER GLOBAL BOND FUND

                             Statement of Operations
                         six months ended April 30, 1997

 Investment Income
 ------------------------------------------------------------------------------------------------------------------------------
                  Interest (net of foreign taxes withheld of $59,791) ...................    $   6,421,280
                                                                                             -----------------
                  Expenses:
                  Management fee ........................................................          711,510
                  Services to shareholders ..............................................          295,628
                  Custodian and accounting fees .........................................          158,629
                  Directors' fees and expenses ..........................................           18,516
                  Reports to shareholders ...............................................           26,608
                  Auditing ..............................................................           40,360
                  Legal .................................................................            7,018
                  Registration fees .....................................................           15,205
                  Other .................................................................            8,335
                                                                                             -----------------
                  Total expenses before reductions ......................................        1,281,809
                  Expense reductions ....................................................         (339,511)
                                                                                             -----------------
                  Expenses, net .........................................................          942,298
                  --------------------------------------------------------------------------------------------
                  Net investment income                                                          5,478,982
                  --------------------------------------------------------------------------------------------

 Realized and unrealized gain (loss) on investment transactions
 ------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ...........................................................       (5,356,943)
                  Options ...............................................................        1,568,628
                  Futures contracts .....................................................         (760,932)
                  Foreign currency related transactions .................................       (1,275,890)
                                                                                             -----------------
                                                                                                (5,825,137)
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ...........................................................       (7,223,550)
                  Options ...............................................................       (1,031,336)
                  Futures contracts .....................................................           14,499
                  Foreign currency related transactions .................................          330,214
                                                                                             -----------------
                                                                                                (7,910,173)
                  --------------------------------------------------------------------------------------------
                  Net loss on investment transactions                                          (13,735,310)
                  --------------------------------------------------------------------------------------------
                  --------------------------------------------------------------------------------------------
                  Net decrease in net assets resulting from operations                       $  (8,256,328)
                  --------------------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements


                         15-SCUDDER GLOBAL BOND FUND

                       Statements of Changes in Net Assets

                                                                                        Six Months         Year
                                                                                           Ended           Ended
                                                                                         April 30,      October 31,
 Increase (Decrease) in Net Assets                                                         1997            1996
 -------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ...........................................    $ 5,478,982      $18,417,604
                  Net realized loss from investment transactions ..................     (5,825,137)      (9,160,980)
                  Net unrealized depreciation on investment transactions
                     during the period ............................................     (7,910,173)      (1,385,338)
                                                                                       --------------  --------------
                  Net increase (decrease) in net assets resulting from operations .     (8,256,328)       7,871,286
                                                                                       --------------  --------------
                  Distributions to shareholders from:
                  Net investment income ...........................................     (5,478,982)     (11,459,193)
                                                                                       --------------  --------------
                  Tax return of capital ...........................................             --       (6,958,411)
                                                                                       --------------  --------------
                  Fund share transactions:
                  Proceeds from shares sold .......................................     13,200,079       18,750,629
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions ................................      3,869,125       14,288,523
                  Cost of shares redeemed .........................................    (60,682,869)    (162,428,423)
                                                                                       --------------  --------------
                  Net decrease in net assets from Fund share transactions .........    (43,613,665)    (129,389,271)
                                                                                       --------------  --------------
                  Decrease in net assets ..........................................    (57,348,975)    (139,935,589)
                  Net assets at beginning of period ...............................     217,403,907     357,339,496
                                                                                       --------------  --------------
                  Net assets at end of period .....................................    $160,054,932    $217,403,907
                                                                                       --------------  --------------
 Other Information
 -------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period .......................      21,216,085      33,924,422
                                                                                       --------------  --------------
                  Shares sold .....................................................       1,352,162       1,831,418
                  Shares issued to shareholders in reinvestment of distributions ..         390,874       1,396,784
                  Shares redeemed .................................................      (6,121,111)    (15,936,539)
                                                                                       --------------  --------------
                  Net decrease in Fund shares .....................................      (4,378,075)    (12,708,337)
                                                                                       --------------  --------------
                  Shares outstanding at end of period .............................      16,838,010      21,216,085
                                                                                       --------------  --------------

     The accompanying notes are an integral part of the financial statements


                         16-SCUDDER GLOBAL BOND FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                For the Period
                                                                                                March 1, 1991
                                       Six Months                                              (commencement of
                                         Ended                 Years Ended October 31,          operations) to
                                       April 30,                                                 October 31,
                                         1997        1996      1995     1994    1993    1992         1991
 ----------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of           ------------------------------------------------------------------------
    period ............................  $10.25    $10.53    $10.78   $11.68  $11.84   $12.01     $12.00
                                         ------------------------------------------------------------------------
 Income from investment operations:
 Net investment income ................     .29       .67       .80      .87     .95     1.08        .76
 Net realized and unrealized gain
    (loss) on investment transactions .    (.74)     (.28)     (.25)    (.90)   (.14)    (.17)       .01
                                         ------------------------------------------------------------------------
 Total from investment operations .....    (.45)      .39       .55     (.03)    .81      .91        .77
                                         ------------------------------------------------------------------------
 Less distributions from:
 Net investment income ................    (.29)     (.42)     (.36)    (.02)   (.95)   (1.08)      (.76)
 Net realized gains on investments ....      --        --        --       --    (.02)      --         --
 Tax return of capital ................      --      (.25)     (.44)    (.85)     --       --         --
                                         ------------------------------------------------------------------------
 Total distributions ..................    (.29)     (.67)     (.80)    (.87)   (.97)   (1.08)      (.76)
                                         ------------------------------------------------------------------------
                                         ------------------------------------------------------------------------
 Net asset value, end of period .......   $9.51    $10.25    $10.53   $10.78  $11.68   $11.84     $12.01
 ----------------------------------------------------------------------------------------------------------------
 Total Return (%) (a) .................   (4.47)**   3.97      5.43     (.25)   7.14     7.83       6.65**
 Ratios and Supplemental Data
 Net assets, end of period
     ($ millions) .....................     160       217       357      560   1,041    1,369        205
 Ratio of operating expenses, net to
    average daily net  assets (%) .....    1.00*     1.00      1.00     1.00    1.00     1.00       1.00*
 Ratio of operating expenses before
    expense reductions, to average
    daily net assets (%) ..............    1.36*     1.28      1.20     1.15    1.11     1.23       1.89*
 Ratio of net investment income to
    average daily net assets (%) ......    5.82*     6.67      7.73     7.76    8.10     8.94       9.97*
 Portfolio turnover rate (%) ..........   258.4*    335.7     182.8    272.4   259.8    274.2       26.1*

 *   Annualized
 **  Not annualized
 (a) Total returns would have been lower had certain expenses not been reduced.

    On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Financial information prior to December 27, 1995 should not be considered representative of the present Fund.


                         17-SCUDDER GLOBAL BOND FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Scudder Global Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Board of Directors and the shareholders of the Fund approved, effective December 27, 1995, a change to the Fund's name and investment objective, as well as certain investment policies. The new objective of the Fund is to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. Prior to December 27, 1995, the name of the Fund was Scudder Short Term Global Income Fund.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options and wrote put options on currencies to lock in the purchase price of a security or currency which it expects to purchase in the near future and to enhance potential gain. If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.


                         18-SCUDDER GLOBAL BOND FUND

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio, as a temporary substitute for purchasing selected investments, and to lock in the purchase price of a security which it expects to purchase in the near future. Also, during the period, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.


                         19-SCUDDER GLOBAL BOND FUND

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $10,171,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($4,463,000), October 31, 2003 ($5,009,000) and October 31, 2004 ($699,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward currency contracts and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.


                         20-SCUDDER GLOBAL BOND FUND

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1997, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $206,882,128 and $254,626,012, respectively. Purchases and sales of U.S. Government obligations aggregated $22,459,414 and $39,210,292, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended April 30, 1997 was $585,189,300 and $581,082,237, respectively.

Transactions in written options for the six months ended April 30, 1997 are summarized as follows:

                -----------------------------------------------------------------------------------------
                  Exchange Traded Options        Over the Counter Options (000 omitted)
                ----------------------------  ------------------------------------------
                   Number of
                   Contracts     Premiums          AUD          DEM           FRF            Premiums
                ----------------------------  ------------------------------------------  ---------------
 Beginning
  of Period ..            --   $        --             --         6,611           --      $    69,390
 Written .....           131       172,947         23,696        52,231       28,027          808,751
 Closed ......          (87)     (116,311)        (9,500)      (39,335)           --        (355,548)
 Exercised ...            --            --        (4,696)       (6,615)     (28,027)        (408,997)
 Expired .....            --            --             --      (12,892)           --         (49,471)
                 -----------   -----------    -----------   -----------  -----------      ----------
 End of
  Period .....            44   $    56,636          9,500            --           --      $    64,125
                 ===========   ===========    ===========   ===========  ===========      ===========

                -----------------------------------------------------------------------------------------


                         21-SCUDDER GLOBAL BOND FUND

Transactions in written options for the six months ended April 30, 1997 are summarized as follows (continued):

                ------------------------------------------------------------------------------------------------------

                                    Over-the-Counter Options on Currencies (000 omitted)
                -------------------------------------------------------------------------------------

                      GBP           JPY          NZD           SEK         GBP/DEM       NOK/DEM          Premiums
                -------------------------------------------------------------------------------------  ---------------
 Beginning
  of Period ..            --     3,084,706         5,660           --             --           --      $   455,387
 Written .....         3,568     4,696,145        91,847       41,000         37,658       37,000        2,169,859
 Closed ......       (3,568)   (3,522,345)      (38,893)           --       (13,472)     (37,000)      (1,425,723)
 Exercised ...            --   (1,173,800)      (35,558)           --       (12,278)           --        (528,881)
 Expired .....            --   (3,084,706)      (11,600)           --        (6,276)           --        (429,204)
                 -----------   -----------   -----------  -----------    -----------  -----------      -----------
 End of
  Period .....            --            --        11,456       41,000          5,632           --      $   241,438
                 ===========   ===========   ===========  ===========    ===========  ===========      ===========

                ------------------------------------------------------------------------------------------------------

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.75% of the first $1,000,000,000 of average daily net assets and 0.70% of such assets in excess of $1,000,000,000 computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of its management fee until February 28, 1998, and during such period to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets. For the six months ended April 30, 1997, the Adviser did not impose a portion of its management fee aggregating $339,511 and the amount imposed aggregated $371,999 which was equivalent to an annual effective rate of 0.39% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SSC aggregated $204,808, of which $30,752 is unpaid at April 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by STC aggregated $8,361, of which $1,272 is unpaid at April 30, 1997.


                         22-SCUDDER GLOBAL BOND FUND

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SFAC aggregated $87,389, of which $11,820 is unpaid at April 30, 1997.

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1997, Directors' fees and expenses aggregated $18,516.

                                 D. Commitments

As of April 30, 1997, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $172,143.
                                                                  Net Unrealized
                                                                   Appreciation
                                                                  (Depreciation)
  Contracts to Deliver      In Exchange For     Settlement Date       (U.S.$)
 -----------------------  --------------------  ---------------  ---------------
   DEM        1,551,747   USD         951,000       5/6/97            53,627
   USD          921,290   DEM       1,551,747       5/6/97           (23,917)
   DEM       11,500,000   USD       6,665,121      5/13/97            11,393
   GBP        3,500,000   USD       5,649,000      5/27/97           (29,415)
   NLG       15,064,800   USD       8,000,000      5/27/97           244,712
   NLG        1,152,565   USD         611,732      5/27/97            18,396
   USD        5,650,750   GBP       3,500,000      5/27/97            27,665
   USD        2,663,784   NLG       5,100,000      5/27/97           (38,327)
   USD           35,000   NLG          66,221      5/27/97              (910)
   USD        5,836,482   NLG      11,051,144      5/27/97          (147,404)
   IND    2,429,500,000   THB      26,213,006      6/11/97             7,728
   NOK       22,200,000   JPY     397,879,500       7/7/97            41,596
   DKK       11,400,000   JPY     219,526,380       7/8/97             6,999
                                                                   ------------
                                                                     172,143
                                                                   ============

                                E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                         23-SCUDDER GLOBAL BOND FUND

                        Report of Independent Accountants

To the Board of Directors of Scudder Global Fund, Inc. and to the Shareholders of Scudder Global Bond Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Global Bond Fund including the investment portfolio, as of April 30, 1997, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for the six months ended April 30, 1997, for each of the five years in the period ended October 31, 1996 and for the period March 1, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Global Bond Fund as of April 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended October 31, 1996, and the financial highlights for the six months ended April 30, 1997, for each of the five years in the period ended October 31, 1996 and for the period March 1, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
June 20, 1997


                         24-SCUDDER GLOBAL BOND FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan*+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income Opportunities Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                             25-SCUDDER GLOBAL BOND FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    AutoSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                             26-SCUDDER GLOBAL BOND FUND


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
          individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.
------------------------------------------------------------------------------------------------------------------------------
          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.

                             27-SCUDDER GLOBAL BOND FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors

SCUDDER

[LOGO]